Exhibit 99.2

Supplemental Information

For the three and twelve months ended December 31, 2011 and 2010

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2011 and 2010

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Scottsdale Quarter Update	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$41,672	$1,163	$42,835	$39,296	$1,510	$40,806
Percentage rents	2,320	-	2,320	1,575	1	1,576
Tenant reimbursements	20,085	246	20,331	19,639	364	20,003
Other (see components on page 3)	7,929	3	7,932	7,850	24	7,874
Total Revenues	72,006	1,412	73,418	68,360	1,899	70,259

Expenses:
Property operating expenses	(14,118)	(120)	(14,238)	(13,719)	(151)	(13,870)
Real estate taxes	(8,975)	(168)	(9,143)	(8,631)	(224)	(8,855)
Total recoverable expenses	(23,093)	(288)	(23,381)	(22,350)	(375)	(22,725)
Provision for doubtful accounts	(1,458)	-	(1,458)	(250)	(13)	(263)
Other operating expenses (see components on page 4)	(2,601)	(26)	(2,627)	(2,370)	(7)	(2,377)
Real estate depreciation and amortization	(16,966)	-	(16,966)	(16,032)	(358)	(16,390)
Non-real estate depreciation and amortization	(545)	-	(545)	(421)	-	(421)
General and administrative	(4,821)	(35)	(4,856)	(5,153)	(18)	(5,171)
Total Expenses	(49,484)	(349)	(49,833)	(46,576)	(771)	(47,347)

Operating Income	22,522	1,063	23,585	21,784	1,128	22,912

Interest income	390	1	391	321	(60)	261
Interest expense	(15,553)	(561)	(16,114)	(16,503)	(782)	(17,285)
Loan fee amortization	(1,421)	(14)	(1,435)	(1,857)	(21)	(1,878)
Equity in income of unconsolidated real estate entities, net	638	-	638	469	-	469
Income from continuing operations	6,576	489	7,065	4,214	265	4,479
Discontinued Operations:
Gain on disposition of property	27,800	-	27,800	-	-	-
Income from operations	489	(489)	-	265	(265)	-
Net income	34,865	-	34,865	4,479	-	4,479
Allocation to noncontrolling interest	(710)	-	(710)	435	-	435

Net income attributable to Glimcher Realty Trust	34,155	-	34,155	4,914	-	4,914
Preferred stock dividends	(6,137)	-	(6,137)	(6,137)	-	(6,137)
Net income (loss) to common shareholders	$28,018	$-	$28,018	$(1,223)	$-	$(1,223)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$160,384	$5,784	$166,168	$160,263	$5,743	$166,006
Percentage rents	6,320	-	6,320	4,627	1	4,628
Tenant reimbursements	77,149	1,418	78,567	79,814	1,465	81,279
Outparcel sale	1,050	-	1,050	-	-	-
Other (see components on page 3)	22,974	6	22,980	22,740	112	22,852
Total Revenues	267,877	7,208	275,085	267,444	7,321	274,765

Expenses:
Property operating expenses	(57,180)	(686)	(57,866)	(56,848)	(807)	(57,655)
Real estate taxes	(32,841)	(846)	(33,687)	(32,727)	(906)	(33,633)
Total recoverable expenses	(90,021)	(1,532)	(91,553)	(89,575)	(1,713)	(91,288)
Provision for doubtful accounts	(3,448)	(99)	(3,547)	(3,693)	(61)	(3,754)
Other operating expenses (see components on page 4)	(10,461)	(158)	(10,619)	(12,345)	(86)	(12,431)
Costs related to the sale of an outparcel	(499)	-	(499)	-	-	-
Real estate depreciation and amortization	(66,723)	(1,044)	(67,767)	(66,152)	(1,396)	(67,548)
Non-real estate depreciation and amortization	(2,154)	-	(2,154)	(1,995)	-	(1,995)
General and administrative	(20,281)	(103)	(20,384)	(19,414)	(69)	(19,483)
Impairment loss	(8,995)	-	(8,995)	-	-	-
Total Expenses	(202,582)	(2,936)	(205,518)	(193,174)	(3,325)	(196,499)

Operating Income	65,295	4,272	69,567	74,270	3,996	78,266

Interest income	1,441	3	1,444	1,190	(58)	1,132
Interest expense	(64,073)	(2,894)	(66,967)	(69,360)	(2,986)	(72,346)
Loan fee amortization	(6,042)	(77)	(6,119)	(6,416)	(72)	(6,488)
Equity in (loss) income of unconsolidated real estate entities, net	(6,380)	-	(6,380)	31	-	31
Loss from continuing operations	(9,759)	1,304	(8,455)	(285)	880	595
Discontinued Operations:
Gain (loss) on disposition of properties	27,800	-	27,800	(215)	-	(215)
Income from operations	1,304	(1,304)	-	880	(880)	-
Net income	19,345	-	19,345	380	-	380
Allocation to noncontrolling interests	212	-	212	5,473	-	5,473
Net income attributable to Glimcher Realty Trust	19,557	-	19,557	5,853	-	5,853
Preferred stock dividends	(24,548)	-	(24,548)	(22,236)	-	(22,236)
Net loss to common shareholders	$(4,991)	$-	$(4,991)	$(16,383)	$-	$(16,383)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended December 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$40,903	$1,153	$42,056	$38,777	$1,544	$40,321
Termination income	232	15	247	360	-	360
Straight-line rents	537	(5)	532	159	(34)	125
Total Minimum Rents	$41,672	$1,163	$42,835	$39,296	$1,510	$40,806

Components of Other Revenue:
Fee and service income	$2,318	$-	$2,318	$2,098	$-	$2,098
Specialty leasing and sponsorship income	4,354	1	4,355	4,536	24	4,560
Other	1,257	2	1,259	1,216	-	1,216
Total Other Revenue	$7,929	$3	$7,932	$7,850	$24	$7,874

	Twelve Months Ended December 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$156,220	$5,791	$162,011	$158,326	$5,858	$164,184
Termination income	1,113	15	1,128	1,101	-	1,101
Straight-line rents	3,051	(22)	3,029	836	(115)	721
Total Minimum Rents	$160,384	$5,784	$166,168	$160,263	$5,743	$166,006

Components of Other Revenue:
Fee and service income	$8,575	$-	$8,575	$6,272	$-	$6,272
Specialty leasing and sponsorship income	10,676	5	10,681	11,238	48	11,286
Other (1)	3,723	1	3,724	5,230	64	5,294
Total Other Revenue	$22,974	$6	$22,980	$22,740	$112	$22,852

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the twelve months ended December 31, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and WestShore Plaza. This gain is excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended December 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$1,054	$-	$1,054	$1,002	$-	$1,002
Discontinued development write-offs	73	-	73	11	-	11
Specialty leasing costs	484	-	484	462	-	462
Other	990	26	1,016	895	7	902
Total Other Operating Expenses	$2,601	$26	$2,627	$2,370	$7	$2,377

	Twelve Months Ended December 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$4,255	$-	$4,255	$3,149	$-	$3,149
Discontinued development write-offs	100	-	100	241	-	241
Specialty leasing costs	1,961	-	1,961	1,752	-	1,752
Scottsdale ground lease	-	-	-	2,551	-	2,551
Other	4,145	158	4,303	4,652	86	4,738
Total Other Operating Expenses	$10,461	$158	$10,619	$12,345	$86	$12,431

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2011		For the Three Months Ended December 31, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$35,093	$12,475	$28,178	$10,701
Operating expenses	(15,914)	(5,519)	(12,970)	(4,872)
Net operating income	19,179	6,956	15,208	5,829
Depreciation and amortization	(8,845)	(3,032)	(8,224)	(3,020)
Other expenses, net	(121)	(49)	(903)	(198)
Interest expense, net	(6,065)	(2,143)	(5,713)	(2,138)
Impairment loss	(2,097)	(1,090)	-	-
Net income	2,051	642	368	473
Preferred dividend	(8)	(4)	(8)	(4)
Net income available to partnership	$2,043	$638	$360	$469

GPLP's share of income from investment in unconsolidated entities	$638		$469

	For the Twelve Months Ended December 31, 2011		For the Twelve Months Ended December 31, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$129,235	$45,679	$75,440	$32,211
Operating expenses	(61,970)	(21,535)	(36,180)	(15,766)
Net operating income	67,265	24,144	39,260	16,445
Depreciation and amortization	(36,944)	(12,764)	(22,251)	(9,393)
Other expenses, net	(379)	(150)	(908)	(201)
Interest expense, net	(24,327)	(8,627)	(16,029)	(6,804)
Impairment loss	(17,246)	(8,967)	-	-
Net (loss) income	(11,631)	(6,364)	72	47
Preferred dividend	(31)	(16)	(31)	(16)
Net (loss) income to partnership	$(11,662)	$(6,380)	$41	$31

GPLP's share of (loss) income from investment in unconsolidated entities	$(6,380)		$31

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2011					2010
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(5,977)	$(22,376)	$(4,656)	$28,018	$(4,991)	$(3,647)	$(6,910)	$(4,603)	$(1,223)	$(16,383)
Real estate depreciation and amortization	16,145	16,744	17,912	16,966	67,767	19,697	15,841	15,620	16,390	67,548
Partners share of consolidated joint venture depreciation	-	-	-	-	-	(350)	(410)	(484)	(93)	(1,337)
Equity in (income) loss of unconsolidated entities	(265)	7,901	(618)	(638)	6,380	424	(56)	70	(469)	(31)
Pro-rata share of unconsolidated entities funds from operations	3,484	3,415	3,614	4,745	15,258	723	2,589	2,533	3,486	9,331
Noncontrolling interest in operating partnership	(182)	(618)	(122)	710	(212)	(160)	(298)	(179)	(54)	(691)
Gain on disposition of properties, net	-	-	-	(27,800)	(27,800)	(332)	-	-	-	(332)
FFO (1)	$13,205	$5,066	$16,130	$22,001	$56,402	$16,355	$10,756	$12,957	$18,037	$58,105

Adjusted Funds from Operations:
FFO	$13,205	$5,066	$16,130	$22,001	$56,402	$16,355	$10,756	$12,957	$18,037	$58,105
Add back: impairment adjustments on non-depreciable real estate assets	-	8,995	-	-	8,995	-	-	-	-	-
Add back: write-off of Tulsa Promenade note receivable	-	-	-	530	530	-	-	-	-	-
Add back: swap termination fees	819	-	-	-	819	-	-	-	-	-
Add back: write-off of deferred loan fees and defeasance charges	729	739	-	498	1,966	-	1,070	-	-	1,070
Adjusted Funds from Operations	$14,753	$14,800	$16,130	$23,029	$68,712	$16,355	$11,826	$12,957	$18,037	$59,175

Weighted average common shares outstanding - diluted (2)	101,562	105,753	110,668	111,771	107,493	71,958	72,225	83,235	88,360	78,997

FFO per diluted share	$0.13	$0.05	$0.15	$0.20	$0.52	$0.23	$0.15	$0.16	$0.20	$0.74
Adjustments: write-off of deferred loan fees, defeasance charges, impairments, and swap termination fees	0.02	0.09	-	0.01	0.11	-	$0.01	-	-	0.01
Adjusted FFO per diluted share	$0.15	$0.14	$0.15	$0.21	$0.64	$0.23	$0.16	$0.16	$0.20	$0.75

	2011					2010
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	68.8%	71.5%	68.6%	48.5%	62.6%	44.0%	61.1%	64.2%	49.0%	53.4%

	2011					2010
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,088	$1,247	$1,091	$1,174	$4,600	$1,034	$1,274	$898	$971	$4,177
Straight-line adjustment as an increase (decrease) to FFO	$734	$800	$963	$532	$3,029	$(334)	$(106)	$129	$125	$(186)
Fair value of debt amortized as an (increase) reduction to interest expense	$(65)	$(66)	$(65)	$(66)	$(262)	$113	$(66)	$(65)	$(65)	$(83)
Intangible and inducement amortization as a net (decrease) increase to base rents (continuing and discontinued operations)	$(53)	$(95)	$(387)	$(30)	$(565)	$135	$74	$51	$(44)	$216
Discontinued development write-off's	$-	$-	$27	$73	$100	$227	$3	$-	$11	$241

(1) Previous reported quarterly FFO amounts have been adjusted to exclude any impairments recognized on depreciable real estate assets.
(2) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2011					2010
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$223	$(15,328)	$1,400	$2,043	$(11,662)	$(803)	$393	$91	$360	$41
Real estate depreciation and amortization	9,388	9,736	8,808	8,810	36,742	2,256	5,695	5,891	8,221	22,063
Impairment loss	-	15,149	-	2,097	17,246	-	-	-	-	-
FFO	$9,611	$9,557	$10,208	$12,950	$42,326	$1,453	$6,088	$5,982	$8,581	$22,104

Pro-rata share of unconsolidated entities funds from operations	$3,484	$3,415	$3,614	$4,745	$15,258	$723	$2,589	$2,533	$3,486	$9,331

	2011					2010
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as an increase (decrease) to base rent	$104	$(68)	$100	$42	$178	$19	$(67)	$(39)	$35	$(52)
Intangible amortization as an increase to minimum rents	$340	$334	$327	$340	$1,341	$191	$325	$233	$310	$1,059
Straight-line adjustment - ground lease expense	$(124)	$(125)	$(124)	$(125)	$(498)	$-	$-	$-	$(81)	$(81)
Impairment loss	$-	$(7,877)	$-	$(1,090)	$(8,967)	$-	$-	$-	$-	$-
Loan fee amortization	$(77)	$(78)	$(78)	$(73)	$(306)	$(93)	$(91)	$(61)	$(72)	$(317)

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2011					2010
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$160	$(16,239)	$1,481	$34,155	$19,557	$712	$(1,307)	$1,534	$4,914	$5,853
Interest expense (continuing and discontinued operations)	16,737	17,528	16,588	16,114	66,967	20,077	18,124	16,860	17,285	72,346
Loan fee amortization (continuing and discontinued operations)	2,159	1,363	1,162	1,435	6,119	979	1,995	1,636	1,878	6,488
Taxes (continuing and discontinued operations)	266	261	219	48	794	449	497	588	377	1,911
Depreciation and amortization (continuing and discontinued operations)	16,667	17,288	18,455	17,511	69,921	20,201	16,359	16,172	16,811	69,543
EBITDA	35,989	20,201	37,905	69,263	163,358	42,418	35,668	36,790	41,265	156,141
Allocation to noncontrolling interest	(182)	(618)	(122)	710	(212)	(1,306)	(1,679)	(2,053)	(435)	(5,473)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	5,490	13,535	5,181	6,318	30,524	2,107	4,491	4,455	5,360	16,413
Impairment loss	-	8,995	-	-	8,995	-	-	-	-	-
Gain on disposition of properties, net	-	-	-	(27,800)	(27,800)	(332)	-	-	-	(332)
Adjusted EBITDA	$41,297	$42,113	$42,964	$48,491	$174,865	$42,887	$38,480	$39,192	$46,190	$166,749

Operating Ratios:
General and administrative / total revenues	7.7%	7.9%	8.1%	6.7%	7.6%	6.6%	7.7%	7.4%	7.5%	7.3%
Tenant reimbursements / (real estate taxes + property operating expenses)	86.8%	85.4%	83.7%	87.0%	85.7%	89.9%	90.2%	88.3%	87.9%	89.1%

Earnings per Share:
Weighted average common shares outstanding - basic	98,234	102,406	107,444	108,576	104,220	68,782	68,926	79,967	85,050	75,738
Weighted average common shares outstanding - diluted	101,220	105,351	110,252	111,771	107,101	71,768	71,912	82,953	88,036	78,724

(Loss) earnings per share - basic	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

(Loss) earnings per share - diluted	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2011				2010
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$258,133	$296,150	$281,445	$312,496	$250,408
Buildings, improvements and equipment	1,676,961	1,775,431	1,755,391	1,876,048	1,657,154
Developments in progress	199,673	62,555	56,052	46,530	210,797
	2,134,767	2,134,136	2,092,888	2,235,074	2,118,359
Less accumulated depreciation	601,729	616,686	618,752	634,279	588,351
Property and equipment, net	1,533,038	1,517,450	1,474,136	1,600,795	1,530,008

Deferred leasing costs, net	20,009	21,052	21,038	24,505	19,997
Real estate assets held-for-sale	-	-	47,813	4,056	-
Investment in and advances to unconsolidated real estate entities	136,763	126,492	125,229	124,793	138,194
Investment in real estate, net	1,689,810	1,664,994	1,668,216	1,754,149	1,688,199

Cash and cash equivalents	7,200	6,688	6,123	8,876	9,245
Non-real estate assets associated with property held-for-sale	-	-	4,507	-	-
Restricted cash	14,886	25,031	20,969	18,820	17,037
Tenant accounts receivable, net	20,729	20,989	21,763	26,873	25,342
Deferred expenses, net	15,251	15,183	13,286	15,780	14,828
Prepaid and other assets	39,758	41,257	38,569	36,601	37,697
Total Assets	$1,787,634	$1,774,142	$1,773,433	$1,861,099	$1,792,348

Liabilities and Equity:
Mortgage notes payable	$1,140,644	$1,159,262	$1,110,067	$1,175,053	$1,243,759
Mortgage note payable associated with property held-for-sale	-	-	45,326	-	-
Notes payable	156,052	92,000	102,000	78,000	153,553
Other liabilities associated with property held-for-sale	-	-	1,267	127	-
Accounts payable and accrued expenses	39,798	37,550	42,585	45,977	48,328
Distributions payable	16,425	17,142	17,165	18,013	14,941
Total Liabilities	1,352,919	1,305,954	1,318,410	1,317,170	1,460,581

Equity:
Series F cumulative preferred shares	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred shares	222,074	222,074	222,074	222,074	222,074
Common shares of beneficial interest	999	1,072	1,075	1,160	851
Additional paid-in capital	877,682	942,892	945,574	1,016,188	763,951
Distributions in excess of accumulated earnings	(734,495)	(767,586)	(782,992)	(766,571)	(718,529)
Accumulated other comprehensive loss	(1,363)	(576)	(500)	(483)	(3,707)
Total Glimcher Realty Trust Shareholders' Equity	424,897	457,876	445,231	532,368	324,640
Noncontrolling interest	9,818	10,312	9,792	11,561	7,127
Total equity	434,715	468,188	455,023	543,929	331,767
Total Liabilities and Equity	$1,787,634	$1,774,142	$1,773,433	$1,861,099	$1,792,348

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2011				2010
	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	Sept. 30	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$9.25	$9.50	$7.08	$9.20	$5.07	$5.98	$6.15	$8.40

Market Capitalization Ratio:
Common shares outstanding	99,895	107,158	107,489	115,975	68,914	68,937	85,044	85,053
Operating partnership units outstanding	2,986	2,889	2,789	2,789	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	102,881	110,047	110,278	118,764	71,900	71,923	88,030	88,039

Valuation - Common shares and operating partnership units outstanding	$951,649	$1,045,447	$780,768	$1,092,629	$364,533	$430,100	$541,385	$739,528
Preferred shares	282,074	282,074	282,074	282,074	210,000	282,174	282,174	282,074
Total wholly-owned debt (end of period)	1,296,696	1,251,262	1,257,393	1,253,053	1,238,091	1,185,211	1,207,974	1,397,312
Total market capitalization	$2,530,419	$2,578,783	$2,320,235	$2,627,756	$1,812,624	$1,897,485	$2,031,533	$2,418,914

Debt / Market capitalization	51.2%	48.5%	54.2%	47.7%	68.3%	62.5%	59.5%	57.8%
Debt / Market capitalization including pro-rata share of joint ventures	54.1%	51.5%	57.1%	50.6%	71.3%	65.9%	62.9%	60.4%

	Facility		2011
Credit Facility Debt Covenant Requirements:	Requirements		Dec. 31,
Maximum Corporate Debt to Total Asset Value	60.0%		49.9%
Minimum Interest Coverage Ratio	1.75	x	2.33	x
Minimum Fixed Charge Coverage Ratio	1.35	x	1.49	x
Maximum Recourse Debt	12.5%		6.8%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Initial/Final
Fixed Rate	2011	2010	2011	2010	Terms	Terms	at Maturity	Maturity
Dayton Mall	$50,529	$51,789	8.27%	8.27%	(h)	(a)	$49,864	(d)
Polaris Fashion Place	128,570	131,581	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	143,846	147,138	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	99,551	101,709	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	54,309	55,518	7.54%	7.54%	(h)	(a)	$49,969	(e)
Merritt Square Mall	55,999	56,815	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	68,829	69,838	4.91%	4.91%		(a)	$64,577	October 1, 2015
River Valley Mall	48,097	48,784	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,388	41,958	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	54,153	54,706	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	44,277	44,799	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,833	-	4.90%			(a)	$34,569	July 6, 2021
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	910,381	883,635
Variable Rate
Town Center Plaza (l)	70,000	-	3.30%		(i)	(b)	$70,000	March 5, 2012
Colonial Park Mall	40,000	40,000	3.41%	3.54%	(f)	(b)	$40,000	April 23, 2012
Scottsdale Quarter	140,633	138,179	2.86%	5.94%	(g)	(b)	$140,633	May 29, 2012
SDQ III Fee	15,000	-	3.20%		(j)	(b)	$15,000	June 1, 2012
	265,633	178,179
Other
Fair Value Adjustment - Merritt Square Mall	(961)	(1,223)
Extinguished Debt	-	183,168		(k)

Total Mortgage Notes Payable	$1,175,053	$1,243,759

(a) The loan requires monthly payments of principal and interest.
(b) The loan requires monthly payments of interest only.
(c) The loan requires semi-annual payments of interest.
(d) The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(e) The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(f) Interest rate of LIBOR plus 300 basis points. $30 million has been fixed through a swap agreement at a rate of 3.45% at December 31, 2011 and 3.64% at December 31, 2010.
(g)   Interest rate of LIBOR plus 250 basis points.  $125 million was fixed through a swap agreement at a rate of 2.86% at December 31, 2011.  The full loan amount was fixed through a swap agreement at a rate of 5.94% at December 31, 2010.

(h) Interest rate escalates after optional prepayment date.
(i) Interest rate of LIBOR plus 300 basis points.
(j) Interest rate of LIBOR plus 290 basis points.
(k) Interest rates ranging from 3.76% to 7.25% at December 31, 2010.
(l) The loan was refinanced on January 17, 2012.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments - Assumes Exercise of Extension Options (f)
Description	Maturity	Option	Rate	12/31/2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Town Center Plaza (a)	03/2012		3.30%	$70,000	$70,000
Colonial Park Mall (b)	04/2012	04/2013	3.41%	40,000	-	$40,000
Scottsdale Quarter (c)	05/2012	05/2013	2.86%	140,633	-	140,633
SDQ III Fee (d)	06/2012	12/2012	3.20%	15,000	15,000	-
Dayton Mall	07/2012		8.27%	50,529	50,529	-
Polaris Fashion Place	04/2013		5.24%	128,570	3,155	125,415
Jersey Gardens	06/2014		4.83%	143,846	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	99,551	2,265	2,409	94,877
Supermall of the Great Northwest	02/2015		7.54%	54,309	1,292	1,406	1,517	$50,094
Merritt Square Mall	09/2015		5.35%	55,999	790	842	889	53,478
Scottsdale Quarter Fee Interest	10/2015		4.91%	68,829	1,052	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	48,097	719	770	815	863	$44,930
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	41,388	597	641	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	54,153	581	633	677	726	766	$50,770
Grand Central Mall	07/2020		6.05%	44,277	547	589	626	665	700	41,150
Ashland Town Center	07/2021		4.90%	41,833	609	646	679	714	744	38,441
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(961)	(262)	(262)	(262)	(175)	-	-

Subtotal (e)				1,175,053	150,311	318,466	238,449	172,578	145,888	149,361

Credit Facility	10/2014	10/2015	2.67%	78,000	-	-	-	78,000

Total Wholly Owned Maturities				$1,253,053	$150,311	$318,466	$238,449	$250,578	$145,888	$149,361

Total Joint Venture Maturities (pro-rata share)				$157,684	$75,410	$47,360	$536	$34,378	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,410,737	$225,721	$365,826	$238,985	$284,956	$145,888	$149,361

(a)	Loan incurs interest at a rate of LIBOR plus 300 basis points.
(b)	$30 million of the loan has been fixed through an interest rate swap agreement and the remaining $10 million incurs interest at a rate of LIBOR plus 300 basis points.
(c)	$125 million of the loan has been fixed through an interest rate swap agreement and the remaining $15.6 million incurs interest at a rate of LIBOR plus 250 basis points.
(d)	Loan incurs interest at a rate of LIBOR plus 290 basis points.
(e)	Weighted average interest rate for the fixed rate mortgage debt was 5.4% as of December 31, 2011 with an initial weighted average maturity of 3.3 years when considering available extension options.
(f)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Balance	Principal Payments
Description	12/31/2011	Terms	Maturity	12/31/2011	2012	2013	2014	2015

Fixed Rate Mortgages
Puente Hills Mall	2.74%	(a)	June 1, 2012	$44,302	$44,302
WestShore Plaza	5.09%	(b)	September 9, 2012	86,210	86,210
Lloyd Center	5.42%	(b)	June 11, 2013	121,042	2,856	$118,186
Pearlridge Center	4.60%	(c)	November 1, 2015	175,000	-	431	$2,681	$171,888
Total Fixed Rate Mortgages				426,554	133,368	118,617	2,681	171,888

Variable Rate Mortgages
Tulsa Promenade (f)	5.25%	(d)	March 14, 2012	27,729	27,729
Town Square at Surprise	5.50%	(e)	January 1, 2012	4,654	4,654	-	-	-
Total Variable Rate Mortgages				32,383	32,383	-	-	-

Total Joint Venture Mortgages				$458,937	$165,751	$118,617	$2,681	$171,888

Joint Venture Debt (Pro Rata Share)				$157,684	$75,410	$47,360	$536	$34,378

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap agreement.
(b) The loan requires monthly payments of principal and interest.
(c) The loan requires monthly payments of interest only until November 2013.
(d) Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will also be used to reduce the principal balance on a quarterly basis.
(e) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only. The Company is in discussions with the existing lender regarding an extension and modification of the existing loan.
(f) Mortgage note payable associated with a property held-for-sale.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	12/31/2011 (2)	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Core Malls (3)
Mall Anchors	96.5%	96.1%	96.1%	95.7%	95.7%
Mall Non-Anchor	92.2%	91.4%	89.7%	91.5%	92.8%
Total Occupancy	94.8%	94.3%	93.6%	94.1%	94.6%

Occupancy Cost (4)	11.2%	11.4%	11.8%	12.3%	12.4%

Mall Portfolio - excluding Joint Ventures (5)
Mall Anchors	95.3%	94.7%	94.7%	94.6%	94.6%
Mall Non-Anchor	91.5%	91.0%	88.6%	90.8%	92.0%
Total Occupancy	93.9%	93.3%	92.4%	93.2%	93.6%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) The Company placed the square footage for the completed phases of our Scottsdale Quarter project in service during the second quarter of 2011. Excluding the impact of Scottsdale Quarter, mall non-anchor occupancy and total occupancy for core malls were 93.2% and 95.2% during the fourth quarter of 2011, respectively.
(3) Includes the Company's joint venture malls.
(4) Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
(5) Excludes mall properties that are held in joint ventures as of December 31, 2011.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2011:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	226,002	42,364	268,366	$11.78	$19.92	$13.58
Mall Non-Anchor	322,226	686,246	1,008,472	$25.96	$33.33	$30.81

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2011, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
								Total	Total Prior	Percent Change in
	New	Rollover		New	Prior	Rollover	Prior	New/	Tenants/	Base
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	Rollover	Rent	Rent

Three months ended December 31, 2011
Mall Anchors	-	22,314	22,314	$-	$-	$16.00	$14.00	$16.00	$14.00	14%
Mall Non-Anchor	22,842	91,418	114,260	$32.58	$23.48	$34.68	$33.34	$34.26	$31.36	9%

Twelve months ended December 31, 2011
Mall Anchors	-	42,364	42,364	$-	$-	$19.92	$18.26	$19.92	$18.26	9%
Mall Non-Anchor	144,980	495,628	640,608	$26.58	$19.04	$33.16	$32.29	$31.67	$29.29	8%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of December 31, 2011

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Dec. 2011	Avg. Mall Store Sales PSF (1) Dec. 2010	Total Mall Occupancy 12/31/11	Total Mall Occupancy 12/31/10	% of Mall Portfolio NOI (2)

(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	414,674	$411	$400	98.8%	98.7%
	Dayton Mall	Dayton, OH	61	1,417,138	$316	$291	94.9%	96.1%
	Eastland Mall	Columbus, OH	32	999,458	$335	$308	75.0%	76.3%
	Grand Central Mall	Parkersburg, WV	>100	846,358	$339	$333	95.5%	97.4%
	Jersey Gardens	Elizabeth, NJ	1	1,296,447	$685	$625	99.5%	100.0%
	Lloyd Center (JV)	Portland, OR	23	1,475,711	$330	$348	97.5%	97.7%
	Mall at Fairfield Commons	Dayton, OH	61	1,138,303	$341	$329	98.7%	97.9%
	Mall at Johnson City	Johnson City, TN	>100	569,509	$416	$397	99.2%	98.1%
	Merritt Square Mall	Merritt Island, FL	27	807,667	$309	$298	92.7%	92.8%
	Morgantown Mall	Morgantown, WV	>100	557,528	$328	$346	95.6%	94.6%
	Northtown Mall	Minneapolis, MN	16	694,347	$355	$339	92.7%	94.8%
	Pearlridge Center (JV)	Honolulu, HI	55	1,144,609	$492	$487	99.7%	100.0%
	Polaris Fashion Place	Columbus, OH	32	1,564,727	$508	$394	99.7%	99.4%
	Scottsdale Quarter	Scottsdale, AZ	12	525,724	$1,366	$1,664	80.1%	100.0%
	Town Center Plaza	Leawood, KS	29	437,192	$428	$-	94.0%	-
	Weberstown Mall	Stockton, CA	78	857,755	$393	$360	100.0%	96.0%
	WestShore Plaza (JV)	Tampa, FL	19	1,071,713	$419	$383	98.4%	99.0%
				15,818,860	$450	$412	95.5%	96.2%	84%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Dec. 2011	Avg. Mall Store Sales PSF (1) Dec. 2010	Total Mall Occupancy 12/31/11	Total Mall Occupancy 12/31/10	% of Mall Portfolio NOI (2)

(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	740,974	$265	$268	97.6%	97.0%
	Indian Mound Mall	Columbus, OH	32	557,077	$230	$225	84.0%	72.8%
	New Towne Mall	New Philadelphia, OH	>100	512,260	$247	$252	96.8%	91.9%
	Puente Hills Mall (JV)	City of Industry, CA	2	1,103,834	$242	$212	95.1%	92.3%
	River Valley Mall	Columbus, OH	32	574,340	$323	$288	83.4%	81.9%
	Supermall of the Great NW	Seattle, WA	15	932,595	$210	$213	92.4%	90.2%
	Tulsa Promenade (JV)	Tulsa, OK	53	926,456	$277	$272	96.6%	96.3%
				5,347,536	$251	$243	93.0%	90.1%	16%

	TOTAL MALL ASSETS			21,166,396	$404	$371	94.8%	94.6%

	TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS			15,444,073	$415	$375	93.9%	93.6%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the twelve months ended December 31, 2011 (pro-rata share for JV Malls).
(3) Included in the total GLA, is 3,891,883 sf which is owned by the tenants.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2011

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	29	368,372	$5,369,690	2.3%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	46	212,659	5,303,675	2.2%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	43	177,547	4,540,205	1.9%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree, Janie & Jack, Crazy 8	22	436,288	4,428,052	1.9%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	33	58,761	4,234,419	1.8%
AMC Entertainment, Inc.		2	148,344	4,189,000	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.6%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,685,330	3,683,642	1.5%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.4%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,419	3,099,545	1.3%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	36	86,534	2,865,078	1.2%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	109,351	2,858,824	1.2%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	28	27,543	2,480,865	1.0%
Finish Line, Inc.	Finish Line, Man Alive	20	109,477	2,410,673	1.0%

Total tenants representing > 1.0%		386	7,696,135	$56,259,344	23.6%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2011

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	46	212,659	$5,303,675	2.3%
Foot Locker, Inc.	43	177,547	$4,540,205	1.9%
Signet Jewelers, Ltd.	33	58,761	$4,234,419	1.8%
Gap, Inc.	26	306,063	$4,144,284	1.8%
Genesco, Inc.	49	76,419	$3,099,545	1.3%
Luxottica Group	36	86,534	$2,865,078	1.2%
American Eagle Outfitters, Inc.	18	109,351	$2,858,824	1.2%
Zale Corp.	28	27,543	$2,480,865	1.1%
Finish Line, Inc.	20	109,477	$2,410,673	1.0%
Aeropostale	24	85,843	$2,272,315	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	11.8%
Macy's, Inc.	11	1,965,177	$658,630	9.3%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.7%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,502,419	5.3%
Dillard's	3	522,967	$-	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,364,262	1.8%
Dick's Sporting Goods, Inc.	4	229,000	$2,039,000	1.1%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$-	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2011

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Non-Anchor	Annualized
		Anchor	Non-Anchor	Total	GLA	Anchor	Non-Anchor	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2012	719	343,876	1,719,265	2,063,141	10.1%	$3,321,054	$38,617,446	$41,938,500	$9.66	$25.98	17.6%
2013	403	726,502	1,053,097	1,779,599	8.7%	2,556,077	23,453,318	26,009,395	$3.52	$26.93	10.9%
2014	330	1,022,300	761,174	1,783,474	8.8%	6,514,005	21,244,127	27,758,132	$6.37	$31.97	11.7%
2015	235	1,336,071	786,268	2,122,339	10.4%	8,241,034	18,532,443	26,773,477	$6.94	$27.88	11.3%
2016	193	1,128,959	623,202	1,752,161	8.6%	4,355,745	16,384,849	20,740,594	$4.13	$29.54	8.7%
Thereafter	717	8,081,508	2,795,742	10,877,250	53.4%	29,679,200	65,035,670	94,714,870	$8.51	$26.28	39.8%
	2,597	12,639,216	7,738,748	20,377,964	100.0%	$54,667,115	$183,267,853	$237,934,968	$6.99	$27.29	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2011			Three months ended December 31, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total

Development projects	$5,420	$-	$5,420	$35,696	$-	$35,696

Redevelopment projects	$159	$29	$188	$478	$9	$487

Renovation with no incremental GLA	$2,048	$5	$2,053	$3	$-	$3

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$-	$291	$291	$206	$240	$446
Non-anchor stores	2,468	328	2,796	2,587	51	2,638
Operational capital expenditures	3,069	329	3,398	2,406	489	2,895
Total Property Capital Expenditures	$5,537	$948	$6,485	$5,199	$780	$5,979

	Twelve months ended December 31, 2011			Twelve months ended December 31, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total

Development projects	$21,577	$-	$21,577	$147,000	$-	$147,000

Redevelopment projects	$3,738	$59	$3,797	$3,922	$25	$3,947

Renovation with no incremental GLA	$4,296	$28	$4,324	$398	$6	$404

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,892	$948	$2,840	$5,855	$1,557	$7,412
Non-anchor stores	10,508	2,019	12,527	9,500	191	9,691
Operational capital expenditures	6,903	994	7,897	5,865	810	6,675
Total Property Capital Expenditures	$19,303	$3,961	$23,264	$21,220	$2,558	$23,778

Scottsdale Quarter Update
(dollars in thousands)

Investment Update:	Total Project Costs (1)		Project Costs Incurred thru 12/31/2011 (1)	Stabilized Yield

Scottsdale Quarter:
Scottsdale, Arizona
Development of new retail/office lifestyle
center (526,000 square feet for Phase I/ II)
	Range
Phase I / II	Low	High
Hard Costs	$229,000	$239,000	$234,430
Land Purchase	96,000	96,000	96,000
Noncontrolling Partner Interest	(10,000)	(10,000)	(10,000)
	$315,000	$325,000	$320,430	6.0% - 6.5%

Occupancy Update:	12/31/2011
Office	91%
Retail	75%
Total	80%

Leasing Update:
Phase I/II square footage is approximately 94% addressed for both retail and office. The leases that are addressed include signed leases, letters of intent and leases out for signature.

(1) Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments prior to land purchase in September 2010 and the cost of the land.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Estimated yield of project is subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.